UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                     January 30, 2013

     MANAGED FUTURES PREMIER AVENTIS II L.P.
(Exact name of registrant as specified in its charter)

   New York                                                                          000-52602                                                                          20-2718952
(State or other                                                                      (Commission File                                                                     (IRS Employer
jurisdiction of                                                                           Number)                                                 Identification No.)
incorporation)

c/o Ceres Managed Futures LLC
522 Fifth Avenue - 14th Floor
New York, New York 10036
(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:                                                                                                 (855) 672-4468

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

Ceres Managed Futures LLC, the general partner of the registrant, and the registrant entered into a management agreement dated February 1, 2013 (the “Management Agreement”), with Aventis Asset Management, LLC (the “Advisor”), a California limited liability company, pursuant to which the Advisor shall manage the registrant’s assets allocated to it.

Pursuant to the Management Agreement, the registrant pays the Advisor a monthly management fee equal to 1.5% per year of the month end net assets allocated to the Advisor.  The Advisor also receives a quarterly incentive fee equal to 20% of new trading profits (as defined in the Management Agreement) earned by the Advisor in each calendar quarter.

The Management Agreement expires on June 30th of each year, beginning in 2013, and may be renewed by the general partner, in its sole discretion, for additional one-year periods upon notice to the Advisor not less than 30 days prior to the expiration of the previous period.

The Management Agreement is filed herewith as Exhibit 10.1.

Item 5.03  Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year

The registrant’s name was changed from “Bristol Energy Fund L.P.” to “Managed Futures Premier Aventis II L.P.” on January 30, 2013.

The general partner of the registrant filed with the Secretary of the State of New York a Certificate of Amendment to the Certificate of Limited Partnership for the registrant noting the change in the name of the registrant on January 30, 2013.

The Amendment to the Certificate of Limited Partnership is filed herewith as Exhibit 3.1.

On February 1, 2013, the registrant’s third amended and restated limited partnership agreement was amended and restated (the “Fourth Amended and Restated Limited Partnership Agreement”) to (i) reflect a change to the name of the registrant, (ii) reflect a change of address of the principal office of the registrant, (iii) remove the special limited partner, (iv) discontinue the special limited partner’s profit share allocation, (v) reflect the allocation of any incentive fees payable by the registrant, (vi) amend the registrant’s termination date and (vii) reflect certain other changes to the registrant.

The Fourth Amended and Restated Limited Partnership Agreement is filed herewith as Exhibit 3.2.

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Limited Partnership of Bristol Energy Fund L.P. dated January 28, 2013
3.2	Fourth Amended and Restated Limited Partnership Agreement dated February 1, 2013
10.1	Management Agreement dated February 1, 2013 by and among the registrant, Ceres Managed Futures LLC and Aventis Asset Management, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANAGED FUTURES PREMIER AVENTIS II L.P.

By: Ceres Managed Futures LLC, General Partner

By  /s/ Walter Davis
Walter Davis
      President and Director

Date:  February 4, 2013